Exhibit 10.2

                               PURCHASE AGREEMENT
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     THIS PURCHASE  AGREEMENT  ("Agreement") is made as of September 29, 2006 by and between TCTB PARTNERS, LTD, a Texas limited partnership, ("TCTB" or "Seller") as nominee for TCTB COMPANY, a Texas corporation, AMEN PROPERTIES, INC., a Delaware corporation, DALE A. BROWN, CARY D. BROWN, MCGRAW BROTHERS INVESTMENTS, a Texas general partnership KYLE STALLINGS, JOHN NORWOOD and JON MORGAN (collectively the "Selling Partners"), and Hampshire Plaza Garage, LLC., a New Hampshire limited liability company ("Hampshire") and S.E.S. Investments, Ltd., a Texas limited partnership ("SES") (Hampshire and SES are collectively referred to as "Purchaser").

     In consideration of this Agreement, Seller and Purchaser agree as follows:

     1. Sale of Subject Property. Subject and pursuant to the terms of this Agreement Seller agrees to sell, assign and transfer to Purchaser, and Purchaser agrees to buy from Seller, an undivided 75% interest in Seller's right, title and interest in and to the following property (collectively, "Subject Property"), an undivided 65% interest in the Subject Property will be acquired and owned by Hampshire and an undivided 10% interest in the Subject Property will be acquired and owned by SES:

          (a) Real Property. Fee simple interest in those certain parcels of real estate known as the Bank of America Building, located at 303 W. Wall, Midland, Texas; the Century Plaza Building, located at 310 W. Wall, Midland, Texas; and the Bank of America Drive-thru Bank, located at 400 N. Loraine, Midland, Texas, and legally described on Exhibit A attached hereto and made a part --------- hereof being the land ("Lands"), together with
     (i) all building structures, improvements, parking areas, roadways and fixtures located on the Lands ("Improvements"), and (ii) all rights, privileges, easements, reversions, water rights, development rights, air rights, servitudes and appurtenances thereunto belonging or appertaining, and all right, title and interest of Seller, if any, in and to the streets, alleys and rights-of-way adjacent to the Lands and the Improvements (collectively, the "Real Property").

          (b) Personal Property. All of the equipment, tools, supplies, machines, furnishings and other personal property owned by Seller and used in the operation of the Real Property, (all of which together are collectively referred to as the "Personal Property").

          (c) Leases. Seller's interest as landlord in and to the leases with various tenants (the "Tenants") described on Exhibit B attached hereto and made a part hereof, together with all amendments or modifications thereto (such leases, as amended, being herein referred to as the "Leases").

          (d) Permits. Seller's interest in and to all assignable licenses, permits, certificates of occupancy , approvals, subdivision maps, and entitlements, if any, owned by Seller and pertaining to the Real Property and Personal Property, (all of which together are collectively referred to as the "Permits").

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          (e) Warranties.  Seller's interest in and to all unexpired, assignable warranties and guaranties given or assigned to, or benefiting, Seller, the Real Property or the Personal Property relating to the acquisition, construction, design, use, operation, management or maintenance of the Real Property or the Personal Property, (collectively, the "Warranties").

          (f) Contracts. Seller's interest in all service contracts, maintenance agreements, landscaping contracts, and maintenance contracts.

          (g) Other Intangibles. Seller's interest in and to all other assignable intangible property (the "Other Intangible Property") owned by Seller pertaining to the Real Property and Personal Property, including, without limitation, trade names, geotechnical reports, operating manuals, floor plans (including any related computer aided design measurements), and landscape plans.

     2. Purchase Price. Purchaser shall pay to Seller, as consideration for the purchase of the Subject Property, the sum of NINE MILLION AND NO/100 DOLLARS ($9,000,000.00) ("Purchase Price"). The Purchase Price shall be payable in cash to Seller, or at the direction of Seller, by wire transfer of immediately available funds, upon Closing, with $1,200,000 to be paid by SES and $7,800,000 to be paid by Hampshire.

     3. Conditions Precedent to Closing. Purchaser's obligation to consummate the transaction contemplated by this Agreement shall be subject to satisfaction or waiver of each of the following conditions ("Conditions Precedent") on or before September 29, 2006 ("Contingency Date"):

          (a) Title. On or before the Contingency Date, Seller shall furnish to Purchaser a current Title Certificate abstractor's title certificate ("Title Certificate") issued by the Title Company showing title in Seller (with legible copies of all underlying title documents listed in the Title Certificate other than any financing documents encumbering the Real Property). If the Title Certificate shows any matters that are not acceptable to Purchaser, in its sole and absolute discretion, then this Agreement may be terminated, at Purchaser's sole option, by written notice from Purchaser to Seller. Such notice of termination may be given at any time on or before the Contingency Date. Except as otherwise provided herein, upon such termination, neither party will have any further rights or obligations regarding this Agreement or the Subject Property. Failure of Purchaser to give Seller notice of termination on or before the Contingency Date shall constitute an irrevocable waiver by Purchaser of the right of Purchaser to terminate this Agreement under this Section. All the Conditions Precedent are specifically stated and agreed to be for the sole and exclusive benefit of Purchaser, and Purchaser shall have the right unilaterally to waive, in whole or in part, any Condition Precedent by written notice to Seller.

          (b) Survey. Within ten (10) days after execution of this Agreement, Seller shall, deliver to Purchaser the surveys in its possession (the "Survey") of the Property consisting of a plat and field notes prepared by a licensed surveyor conforming to the Minimum Standard Detail Requirements for ALTA/ASCM Land Title Surveys (as adopted in 1999), including items 1,

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     2, 3, 4, 6,  7(a),  (bl),  (c),  8, 9,  10,  11,  14,  15 and 16 of Table A
     thereof. For purposes of the property description to be included in the Deed, the field notes prepared by the surveyor shall control any conflicts
     or  inconsistencies   with  Exhibit  B,  and  such  field  notes  shall  be
     incorporated herein by this reference upon their completion and approval by Seller and Purchaser.

          (c) Environmental Studies. Within ten (10) days after execution of this Agreement, Seller shall, at its sole cost and expense, deliver to Purchaser originals or true and correct copies of all environmental assessments or studies in Seller's possession or under Seller's control with respect to the Property.

     4. Covenants by Seller. Seller covenants and agrees with Purchaser that from the date hereof until the actual transfer of record title Seller shall conduct its business involving the Subject Property as follows (except as specifically provided to the contrary herein):

          (a) Transfers; Easements. Seller shall refrain from transferring any of the Subject Property, or creating on the Real Property any easements, restrictions, liens, assessments or encumbrances without the express prior written consent of Purchaser; provided, however, that nothing herein shall preclude Seller from replacing any equipment, supplies or machinery in the ordinary course of operating the Subject Property so long as such replacement equipment is of type and quality reasonably equivalent to the replaced equipment.

          (b) Contracts. Seller shall refrain from entering into or amending any contracts or other agreements regarding the Subject Property without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed. Seller shall maintain all risk casualty insurance on the Subject Property.

          (c) Operations. Seller shall use commercially reasonable efforts to operate and insure the Subject Property in a manner consistent with the existing operation of and insurance on the Subject Property and Seller will use commercially reasonable efforts to keep, maintain and repair the Subject Property in substantially its condition as of the date of this Agreement (casualty and condemnation excepted).

          (d) Leases. Seller will not modify, amend or terminate the Leases without the prior written consent of Purchaser. Seller shall keep, observe and perform all its obligations as landlord under the Leases.

          (e) Encumbrances. From the Effective Date until Closing, not sell, assign, or convey any right, title or interest whatsoever in or to the Property, or create or permit to exist, any lien, encumbrance, or charge thereon without promptly discharging the same.

          (f) Notices. To the extent sent or received by or on behalf of Seller, from the Effective Date until Closing, promptly deliver to Purchaser copies of written default notices under tenant Leases and Service Contracts, notices of lawsuits and notices of violations affecting the Property.

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          (g)  Condemnation.  Promptly  notify  Purchaser  of any  condemnation, environmental, zoning or other land use regulation proceedings, any notices of violations of any governmental regulations and any litigation in which Seller is a party that arises out of the ownership of the Property, in each case to the extent Seller obtains knowledge thereof.

          (h) Litigation. From the Effective Date until Closing, advise Purchaser promptly of any litigation, arbitration or administrative hearing before any court or authority concerning or affecting the Property which is instituted or threatened after the Effective Date.

          (i) Documents. From the Effective Date until Closing, update all documents delivered, or made available, to Purchaser pursuant to this Agreement from time to time, as appropriate and provide Purchaser with copies of such updates.

          (j) Taxes and Billings. Deliver to Purchaser copies of any bills for real and personal property taxes and assessments and copies of any notices pertaining to real estate taxes or valuations or other matters of material importance to the Property that are received by Seller after the Effective Date.

          (k) Property Modifications. From the Effective Date until Closing, not make any material alterations to the Property, except in each case in connection with tenant improvements and/or improvements to the common areas of the Property required by the tenant Leases.

          (l) Representations, Warranties and Covenants. Not take or omit to take any action that would have the effect of violating any of the representations, warranties, covenants, and agreements of Seller contained in this Agreement.

          (m) Listing and Other Offers. Not list the Property with any broker or otherwise solicit, negotiate, entertain inquiries or make or accept any offers to sell the Property, engage in any discussions or negotiations with any third party with respect to the sale, financing or other disposition of the Property, or enter into any contracts or agreements (whether binding or not, including any letter of intent) regarding any disposition of all or any part of the Property or authorize or any other party to do so on its behalf.


     5. Representations and Warranties by Seller.

          (a) Representations and Warranties. Seller represents and warrants for itself and each Selling Partner to Purchaser as follows:

               (i) Authority. Seller is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Texas and in good standing under the laws of the State of Texas. Seller has the requisite power and authority to enter into and perform this Agreement in its individual capacity and as nominee from each Selling Partner. Each Selling Partner shall execute and deliver at closing the Seller's Closing Documents (as such term is defined in

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          Section  9(a)  hereof)  required  to be executed by Seller at Closing.
          This  Agreement  and  Seller's   Closing   Documents  have  been  duly
          authorized by all necessary action on the part of Seller and each Selling Partner and have been or will be duly executed and delivered by each Selling Partner. Seller's execution, delivery and performance of this Agreement and Seller's Closing Documents by each Selling Partner will not conflict with or result in a violation of Seller's organizational documents, or any judgment, order or decree of any court or arbiter, to which Seller or any Selling Partner is a party. This Agreement and Seller's Closing Documents (when signed) are valid and binding obligations of Seller and each Selling Partner, and are enforceable against Seller and each Selling Partner in accordance with
          their   terms,   subject   to   applicable   bankruptcy,   insolvency,
          reorganization, creditor's rights and other similar laws.

               (ii) Utilities; Mechanical and Electrical Systems. All installation and connection charges for utilities, mechanical and electrical systems serving the Real Property have been paid in full for all invoices received by Seller as of the Closing Date. Seller has received no written notice of actual or threatened reduction or curtailment of any utility service currently supplied to the Real Property.

               (iii) Hazardous Substances. Seller shall make available to Purchaser in accordance with Section 2(c) hereof complete copies of all environmental reports and studies with respect to the Real Property conducted or received by Seller from any third party (the "Environmental Reports"). Except as disclosed by the Environmental Reports or any other environmental assessment obtained by Purchaser, to the best of Seller's knowledge, (A) the Real Property has not been used for the production, storage, deposit or disposal of hazardous substances in any reportable quantities under and in violation of applicable environmental laws; and (B) no above or below ground gas or fuel storage tank is or has been located at the Real Property (although Purchaser acknowledges that a generator is situated outside of the building). Seller has not received any written notice from any applicable governmental authority that any hazardous substances have been placed or located upon the Real Property in violation of applicable environmental laws.

               (iv)  FIRPTA.   Seller  is  not  a  "foreign   person,"  "foreign
          partnership," "foreign trust" or "foreign estate" as those terms are defined in Section 1445 of the Internal Revenue Code.

               (v) Proceedings. There is no action, litigation, condemnation or proceeding of any kind pending against the Subject Property, which would have an adverse effect on the use or value of the Subject Property.

               (vi) Condition of the Real Property; No Defects. Seller has not received written notice from any governmental authority having jurisdiction over the Real Property of any violation of any applicable


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          law,  rule,  regulation  or code of any such  governmental  authority, which  has not been  cured  or  remedied  and to the best of  Seller's knowledge, no such violation exists. Seller is not aware of any material physical or mechanical defects in the condition of any improvements or equipment in or on the Subject Property, including
          roof   structure,   walls  or  structural   components,   and  heating
          airconditioning, plumbing, ventilation, utility, sprinkler and other mechanical and electrical systems.

               (vii) Insurance. Seller has not received any written notice from any insurance company or board of fire underwriters remaining uncured of any defects or inadequacies in or on the Property or any part or component thereof that would adversely affect the insurability of the Property or cause any increase in the premiums for insurance for the Property.

               (viii)  Licenses  and  Permits.   Seller  (i)  has  obtained  all
          certificates of occupancy, licenses, and permits required for operating the Property and all of such certificates of occupancy, licenses, and permits are in full force and effect, and (ii) has not taken (or failed to take) any action that would result in the revocation of such certificates of occupancy, licenses, or permits.

               (ix) Mechanical and Electrical Systems. To Seller's knowledge, all the water, sewer, heating, electrical, plumbing, air conditioning, and other mechanical and electrical systems of the Improvements are, and as of the Closing will be, in good repair, condition, and working order.

               (x) Access.  The  Property  has direct  access to all streets and roadways abutting the Property, all of which are completed and dedicated streets and roadways that have been accepted for public maintenance by the appropriate authority. There is vehicular and pedestrian ingress and egress from the Property that is adequate for the normal and proper operation of the Property. To Seller's knowledge, no fact or condition exists which would result in the termination of such ingress and egress.

               (xi) Reliance on Other Properties. The Property is an independent unit which does not now rely on any facilities (other than facilities covered by Unpermitted Encumbrances or facilities of municipalities or public utilities) located on any property that is not part of such Property to fulfill any municipal or other requirement of an authority, or for the furnishing to such Property of any essential building systems or utilities (including drainage facilities, catch basins, and retention ponds). No other such building or other property that is not part of the Property relies upon any part of the Property to fulfill any municipal or other requirement of an authority, or to provide any essential building systems or utilities.

               (xii) Condemnation. To Seller's knowledge, no condemnation proceeding has been commenced against the Property, and no governmental entity has delivered written notice to Seller threatening such condemnation proceeding.

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               (xiii) MUDs and RUDs.  The  Property is not  located  within,  or subject to, a road utility district, municipal utility district, or other similar quasi-governmental district which imposes taxes or assessments, nor is the Property a part of any other private association which imposes dues, assessments, or allocates operating or other costs to the Property.

               (xiv) Employees. Purchaser will have no liability for any of Seller's employees with respect to the Property after the Closing.

               (xv) Financial Statements. The financial statements relating to the Property which were delivered to Purchaser by or on behalf of Seller as a part of the documents are complete and accurate in all material respects as of the date thereof, and were prepared in accordance with sound accounting practices consistently applied and in the ordinary course of business.

               (xvi) Documents. Seller knows of no relevant information missing from, or any untruth, mistake or inaccuracy in, the documents provided to Purchaser.

               (xvii) Title. Seller owns fee simple title to the Property. No person has any right or option to purchase the Property or any part thereof.

               (xviii) No Damage. To Seller's knowledge, there has never been any material damage by fire or other casualty to the Property.

               (xix) Books and Records. To the best of Seller's knowledge, the books and records relating to the Subject Property which have been made or will be made available to Purchaser by Seller, and which have been prepared by Seller's property manager, accurately reflect the operation of the Subject Property.

               (xx) Leases.

                    (A) Seller has delivered to Purchaser a complete and accurate copy of the Leases identified on Rent Roll attached as Exhibit "B" to this Agreement (the "Rent Roll"). Except as set forth in each respective Lease, there are no options to expand, rights of first refusal, options to terminate, options to renew, options to purchase, or any rent abatements given to the Tenant.

                    (B) To the best of Seller's  knowledge,  the Leases will be, in full force and effect according to the terms set forth therein, and the Leases have not been modified, amended, or altered, in writing or otherwise.

                    (C) Seller has not received  written notice from the Tenants of any uncured default or unperformed obligation of the Landlord under the Lease, including, without limitation, failure of the Landlord to construct any required tenant improvements. No Tenant


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               has asserted in writing to Seller any offsets, defenses or claims available against rent payable by it or other performance or obligations otherwise due from it under the Lease.

                    (D) To the best of  Seller's  knowledge,  Tenants are not in default under the Leases (beyond any applicable grace or cure period), or are in arrears in the payment of any sums or in the performance of any obligations required of them under the Leases.

                    (E) There are no brokers'  commissions,  finders'  fees,  or other charges payable or to become payable to any third party on behalf of Seller as a result of or in connection with the Leases.

                    (F) To the best of Seller's knowledge,  the Tenants have not assigned their interest in its Leases or sublet any portion of the premises leased to such Tenants under the Leases.

                    (G) Those  Leases  marked  with an asterisk on the Rent Roll shall be amended by the Closing to adjust the rent by the consumer price index at the next anniversary dated (4-1-07) of such Lease and, again compounded on each anniversary date thereafter during the term of such lease. Legacy Reserves shall amend its Leases by the Closing to equal $7 per square foot plus an annual compounded CPI adjustment on each anniversary date.

     The representations contained in this subparagraph (xx) shall terminate and be of no further force or effect upon receipt of the estoppel certificates from Tenants and the provisions of the estoppel certificates shall supersede and replace such representations to the extent such representations are covered by the estoppel certificates. Any representations in this subparagraph (xx) that are not covered in Tenants estoppel certificates shall remain in effect and shall survive the Closing as provided in Section 8 below.

          (xxi) Special Assessments. Except as shown on any tax bills delivered to Purchaser Seller has not received any notice, in writing, of any special assessments which affect the Subject Property.

          (xxii) Service Contracts. Seller is not a party to any service contracts which relate to the operation, management, or maintenance of the Subject Property.

          (xxiii) No Other Agreements. Other than the Leases, Seller is not a party to any leases, service contracts, management agreements, or other agreements or instruments in force and effect, oral or written, that grant to any person whomsoever or any entity whatsoever any right, title, interest or benefit in or to all or any part of the Subject Property, any rights to acquire all or any part of the Subject Property or any rights relating to the use, operation, management, maintenance, or repair of all or any part of the Subject Property;

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          (xxvi)  Certificates.  Seller has heretofore  provided  Purchaser with complete and accurate copies of all Permits which are known by Seller to relate to the Subject Property and which are in the possession or control of Seller.

          (xxv) Bankruptcy. Seller is solvent and has not made a general assignment for the benefit of creditors nor been adjudicated a bankrupt or insolvent, nor has a receiver, liquidator, or trustee for any of Seller's properties (including the Subject Property) been appointed or a petition filed by or against Seller for bankruptcy, reorganization, or arrangement pursuant to the Federal Bankruptcy Act or any similar Federal or state statute, or any proceeding instituted for the dissolution or liquidation of Seller.

          (xxvi) No Roll Back Taxes. The Subject Property has not been classified under any designation authorized by law to obtain a special low ad valorem tax rate or to receive a reduction, abatement, or deferment of ad valorem taxes which will result in additional, catch-up or roll-back ad valorem taxes in the future in order to recover the amounts previously reduced, abated or deferred.

          (xxvii) Notices. Seller shall deliver or cause to be delivered to Purchaser, promptly upon receipt thereof by Seller, copies of any written notices of default, or, to the extent within the actual knowledge of Seller, the occurrence of any event which could result in a default, under the Lease and shall report to Purchaser, from time to time, the status of any alleged default thereunder. Seller shall advise Purchaser promptly in writing of the receipt, by Seller or any of its affiliates, of notice of:
     (i) the institution or threatened institution of any judicial, quasi-judicial or administrative inquiry or proceeding with respect to the Improvements; (ii) any notice of violation issued by any governmental or quasi-governmental authority with respect to the Improvements, (iii) any proposed special assessments, or (iv) any defects or inadequacies in the Improvements or any part thereof issued by any insurance company or fire rating bureau.

          (xxviii) Warranty of Title. Seller agrees to warrant and forever defend all and singular the title to the Real Property, as more specifically set forth in the Deed. Since Purchaser has agreed not to require an Owner's Title Insurance Policy, Seller's general warranty of Title to the Real Property shall be joint and several and shall survive the Closing and continue forever to the fullest extent permitted by law under and pursuant to this Agreement and Seller's General Warranty Deed delivered at Closing.

          (xxix) Security Deposits. Seller represents that there are no security deposits being held by Seller as landlord on any of the Leases.

     6. Representations and Warranties by Hampshire. Hampshire represents and warrants to Seller as follows: (a) Hampshire is a New Hampshire, limited

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liability company duly organized and validly existing and in good standing under the laws of the State of New Hampshire, and by the Closing will be authorized to transact business and in good standing under the laws of Texas; (b) Hampshire has the requisite power and authority to enter into this Agreement and Hampshire's Closing Documents (as such term is defined in Section 9(c) hereof);
(c) this Agreement has been duly authorized by all necessary action on the part of Hampshire and this Agreement and Hampshire's Closing Documents have been or will be duly executed and delivered by Hampshire; (d) Hampshire's execution, delivery and performance of this Agreement and Hampshire's Closing Documents will not conflict with or result in violation of Hampshire's organizational documents, or any judgment, order or decree of any court or arbiter, to which Hampshire is a party; and (e) this Agreement and Hampshire's Closing Documents
(when  signed)  are  valid  and  binding  obligations  of  Hampshire,   and  are
enforceable against Hampshire in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, creditor's rights and other similar laws.

     7. Representations and Warranties by SES. SES represents and warrants to Seller as follows: (a) SES is a Texas limited partnership duly organized and validly existing and in good standing under the laws of the State of Texas; (b) SES has the requisite power and authority to enter into this Agreement and SES's Closing Documents (as such term is defined in Section 9(c) hereof); (c) this Agreement has been duly authorized by all necessary action on the part of SES and this Agreement and SES's Closing Documents have been or will be duly executed and delivered by SES; (d) SES's execution, delivery and performance of this Agreement and SES's Closing Documents will not conflict with or result in violation of SES's organizational documents, or any judgment, order or decree of any court or arbiter, to which SES is a party; and (e) this Agreement and SES's Closing Documents (when signed) are valid and binding obligations of SES, and are enforceable against SES in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, creditor's rights and other similar laws.

         8. Other Matters Related to Representations and Warranties of Seller and Purchaser. The respective representations and warranties of Seller and Purchaser contained in this Agreement shall survive Closing; provided, however, that (a) any representations and warranties set forth herein, other than those set forth in the Deed, shall automatically expire on the date which is three (3) years after the Closing Date ("Warranty Expiration Date"), except that the same shall not expire as to any such breach or default as to which Purchaser has instituted litigation against Seller prior to the Warranty Expiration Date; (b) Seller's total liability for any breach or breaches of its representations and warranties set forth herein shall in no event exceed Seller's interest in the Subject Property or the proceeds from the sale thereof, as the case may be; and
(c) Seller shall have no liability whatsoever to Purchaser with respect to any breach or breaches by Seller of its representations and warranties set forth herein, if, prior to Closing, Purchaser obtains actual knowledge of a fact or circumstance, the existence of which would constitute a breach of Seller's representations and warranties set forth herein, unless such representations and warranties of Seller are knowingly and intentionally breached by Seller. Among other things, for purposes hereof, Purchaser shall be deemed to have actual knowledge of any fact or circumstance set forth in the estoppel certificates delivered to Purchaser and in any environmental assessments or engineering reports received by Purchaser. Seller's representations and warranties set forth herein shall be deemed automatically modified to the extent that any information contained in any estoppel certificates delivered to Purchaser prior to Closing or in any environmental assessments or engineering reports received by Purchaser is inconsistent with the matters which are the subject to such representations and warranties.

     9. Closing.

          (a) Closing Date. The closing of the purchase and sale contemplated by this Agreement ("Closing") shall occur on or before September 29, 2006, or on such earlier or later date as Seller and Purchaser may mutually agree, at the offices of Title Company or at such other location as Seller and Purchaser may mutually agree. However, the effective date for the purposes of determining all prorations under this contract shall be September 29, 2006 (the "Effective Date").

          (b) Purchaser's Closing Conditions Precedent. Purchaser's obligation to consummate the transaction contemplated by this Agreement shall be subject to satisfaction or waiver of each of the following conditions ("Purchaser's Closing Conditions Precedent"); provided, however, that Purchaser shall have the unilateral right to waive any Purchaser's Closing Condition Precedent, in whole or in part, by written notice to Seller:

               (i) The  representations  and  warranties  of Seller set forth in
          Section 5(a) hereof shall be, in all material respects, true and complete as of the Closing Date.

               (ii) Seller shall have performed all of the material obligations required to be performed by Seller under this Agreement, as and when required by this Agreement, in all material respects.

               (iii) There shall be no monetary default by any tenant under its tenant Lease and no material non-monetary default by any tenant under its tenant Lease.

               (iv) No order or injunction of any court or administrative agency of competent jurisdiction nor any governmental regulation promulgated by any authority of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the transfer of the Property or the consummation of any other transaction provided for herein.

               (v) No action, suit or other proceeding shall be pending which shall have been brought by any person or entity (other than the parties hereto and their affiliates) (i) to restrain, prohibit or change in any material respect the purchase and sale of the Property or the consummation of any transaction provided for herein, or (ii) seeking material damages with respect to such purchase and sale or any other transaction provided for herein.

               (vi) Title to the Property and the other assets to be transferred hereunder shall be delivered to the Purchaser in the manner required under this Agreement.

               (vii) Purchaser shall have received Tenant Estoppel Certificates as required by this Agreement and none of the same shall contain any adverse factual information not otherwise disclosed to Purchaser in writing.

               (viii)  The  physical   condition   of  the  Property   shall  be
          substantially the same on the Closing Date as on the Effective Date, reasonable wear and tear and loss by casualty excepted.

               (ix) There shall be no proceeding pending by or against Seller or any Tenant under the Federal Bankruptcy Code or any similar law.

          (c) Seller's Conditions Precedent. Seller's obligation to consummate the transaction contemplated by this Agreement shall be subject to satisfaction or waiver of each of the following conditions ("Seller's Closing Conditions Precedent"); provided, however, that Seller shall have the unilateral right to waive any Seller's Closing Condition Precedent, in whole or in part, by written notice to Purchaser:

               (i) The  representations and warranties of Purchaser set forth in
          Section 6 hereof shall be, in all material respects, true and complete.

               (ii) Purchaser shall have performed all of the obligations required to be performed by Purchaser under this Agreement, as and when required by this Agreement, in all material respects.

               (iii) There shall be no proceeding pending by or against Purchaser under the Federal Bankruptcy Code or similar law.


          (d) Failure of Condition Precedent. In the event that Purchaser's Closing Conditions Precedent or Seller's Closing Conditions Precedent, as the case may be, have not been satisfied or waived as of the scheduled Closing Date as the same may be extended as permitted above, and provided the failure to satisfy or waive any such condition is not attributable to a breach or default of this Agreement by Seller or Purchaser, as the case may be, this Agreement shall terminate (other than the obligations of the parties that, by the express terms hereof, survive any such termination).

     10. Closing Deliveries.

          (a) Seller's Closing Documents. On the Closing Date, Seller shall execute and/or deliver to Purchaser or cause to be executed and/or delivered the following (collectively, "Seller's Closing Documents"):

               (i) Deed. A General Warranty Deed conveying an undivided 65% interest the Property to Hampshire and an undivided 10% interest in the Property to SES, free and clear of all encumbrances, in the form set forth in Exhibit C attached hereto and made a part hereof (the "Deed").

               (ii) Bill of Sale. A Bill of Sale transferring an undivided 65% interest in the Personal Property to Hampshire and an undivided 10% in the Personal Property to SES, in the form set forth in Exhibit D attached hereto and made a part hereof (the "Bill of Sale").

               (iii) Assignment of Contracts. An Assignment of Contract assigning an undivided 65% interest in the Contracts to Hampshire and an undivided 10% in the Contracts to SES, in the form set forth in Exhibit E attached hereto and made a part hereof (the "Assignment of Contracts").

               (iv) Assignment of Leases. An Assignment of Leases assigning an undivided 65% interest in the Leases to Hampshire and an undivided 10% in the Leases to SES, in the form set forth in Exhibit F attached hereto and made a part hereof (the "Assignment of Leases").

               (v) Estoppel letters from those Tenants market with an "E" next to their names on Exhibit "B" attached hereto containing information about their respective Leases acceptable to Purchaser.

               (vi) Fully Executed Amendments to those Leases marked with an asterisk as described in Section 5 (a) (xx) (G) above incorporating rental adjustments as described in such Section.

               (vii) Notice to Tenants. Written notices to the Tenants advising them of the sale of the Subject Property and directing it to make future lease payments to the Manager of the Subject Property in accordance with the Management Agreement, and in the form set forth in Exhibit G attached hereto and made a part hereof (the "Notice to Tenants").

               (viii)  FIRPTA  Affidavit.   A  non-foreign   affidavit  properly
          containing such information as is required by Section 1445(b)(2) of the Internal Revenue Code and the regulations promulgated thereunder.

               (ix) Title Documents. Such affidavits of Seller or other documents as may be reasonably required by the Title Company in order to record the Deed and issue the title insurance policy required by this Agreement.

               (x) Title Certificate. At Closing, Seller shall cause the Title Company to deliver to Purchaser the Title Certificate required by this Agreement subject only to the Permitted Encumbrances.

          (b) Purchaser's Closing Documents. On the Closing Date, Purchaser shall execute and/or deliver or cause to be executed and/or delivered to Seller the following (collectively, "Purchaser's Closing Documents"):

               (i) Purchase Price. The Purchase Price, plus or minus prorations and other adjustments, if any, by wire transfer of immediately available funds.

               (ii)  Title   Documents.   Such  affidavits  of  Purchaser  other
          documents as may be reasonably required by the Title Company in order to record the Deed.

          (c) Purchaser's and Seller's Closing Documents. On the Closing Date, Seller and Purchaser shall jointly execute and deliver the following:

               (i) Closing Statement. A closing statement in form and substance reasonably acceptable to both Seller and Purchaser, and consistent with the terms, provisions and conditions of this Agreement.

               (ii) Management Agreement. A Management Agreement executed by Seller and Purchaser providing for the management of the Property for the period of time following the Closing, in a form set forth in Exhibit H attached hereto and made a part hereof (the "Management Agreement).

               (iii)  Miscellaneous.   Such  other  documents,  instruments  and
          affidavits as shall be reasonably necessary to consummate the transaction contemplated by this Agreement, including, without limitation, affidavits identifying any brokers involved as the only persons entitled to a brokerage or similar commission in connection with consummation of the transaction contemplated hereby.

     11. Adjustment and Prorations. At Closing, Seller and Purchaser shall make all adjustments and apportion all expenses with respect to the Subject Property, including, without limitation, the following:

          (a) Ad Valorem Taxes. Ad valorem taxes and business personal property taxes for the Subject Properties for the current calendar year will be prorated to the Closing Date, and Seller will pay to Buyer, in cash at Closing. Seller's pro rata portion of such taxes will be based upon the taxes actually assessed for the current calendar year.

          (b) Title Certificate. Seller shall pay for the cost of the Title Certificate required under this Agreement.

          (c) Closing Fee. Seller and Purchaser will each pay one-half of any reasonable and customary closing fee by the Title Company.

          (d) Rents/Expenses. The following items shall be prorated on an accrual basis up to and including the Effective Date, on the basis of the most recent ascertainable amounts thereof or on the basis of such other reasonably reliable information with respect thereto: (i) current and advance rental payments under the Leases; (ii) operating expense and insurance escalations and adjustments and other charges payable by the Tenants to the landlord under the Leases, excluding any contributions toward the payment of Taxes (collectively, "Expense Contributions"); (iii) any utility charges and deposits made by Seller with respect to utilities for which the landlord under the Leases is responsible; and (iv) all other items of accrued or prepaid income and expenses, other than delinquent rental paymentsunder the Lease.

          (e) Recording Costs. Seller shall pay the cost of recording all documents necessary to place record title in the condition required by this Agreement other than the cost of recording the Deed which shall be paid by Purchaser.

          (f) Operating Expenses. All other operating costs of the Property but only if and to the extent such operating costs are payable by Seller and not Tenants under the Leases, shall be allocated between Seller and Purchaser as of the Effective Date, so that Seller pays that part of such other operating costs payable before the Effective Date, and Purchaser pays that part of such operating costs payable from and after the Effective Date associated with Purchaser's undivided interest in the Property.

          (g) Attorney's Fees. Each of the parties shall pay its own attorneys' fees, except that a party defaulting under this Agreement or any closing document shall pay the reasonable attorneys' fees and court costs incurred by the nondefaulting party to enforce successfully its rights regarding such default.

     12. Damage. If, prior to the Closing Date, all or any part of the Improvements are damaged by fire or other casualty, Seller shall promptly give notice to Purchaser of such fact. If any part of the Improvements are substantially damaged, at Purchaser's option (to be exercised by Purchaser's written notice at any time prior to the Closing Date), this Agreement shall terminate. In the event of any such termination of this Agreement, neither party will have any further obligations under this Agreement (other than the obligations of the parties that, by the express terms hereof, survive any such termination). If Purchaser fails to elect to terminate (in the manner provided in this Section 10) despite such damage, or if the Improvements are damaged but not substantially, this Agreement shall not terminate, and Purchaser shall purchase the Subject Property as set forth in this Agreement; provided however, that Seller shall assign to Purchaser, its rights to any insurance proceeds related to the damage. For purposes of this Section 10, the words "substantially damaged" mean damage that would cost $500,000 or more to repair or damage that would entitle the Tenants to terminate the Leases.

     13. Condemnation. If, prior to the Closing Date, eminent domain proceedings are commenced against all or any part of the Subject Property, or if the Subject Property is subjected to a bona fide threat of eminent domain, or if Seller has received notice that any such eminent domain proceedings are contemplated, Seller shall immediately give notice to Purchaser of such fact and, at Purchaser's option (to be exercised prior to Closing), this Agreement shall terminate. In the event of any such termination, neither party will have further obligations under this Agreement (other than the obligations of the parties that, by the express terms hereof, survive any such termination). If Purchaser fails to elect to terminate (in the manner provided in this Section 11), then there shall be no reduction in the Purchase Price, and Seller shall assign to Purchaser at the Closing Date all of Seller's right, title and interest in and to any award made or to be made in the condemnation proceedings. Prior to the Closing Date, Seller shall not designate counsel, appear in, or otherwise act with respect to the condemnation proceedings without Purchaser's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that if any action is necessary with respect to such proceeding to avoid any forfeiture or material prejudice, Seller shall be entitled to take such action as and to the extent necessary without obtaining Purchaser's prior written consent.

     14. Broker's Commission. Seller represents and warrants to Purchaser that in connection with the transaction contemplated hereby, no third party broker or finder has been engaged or consulted by Seller or is entitled to compensation or commission in connection herewith. Purchaser represents and warrants to Seller that in connection with the transaction contemplated hereby, no third party broker or finder has been engaged or consulted by Purchaser or is entitled to compensation or commission in connection herewith.

     15. Mutual Indemnification. Seller and Purchaser agree to indemnify each other against, and hold each other harmless from all liabilities (including, without limitation, reasonable attorneys' fees in defending against claims) arising out of the ownership, operation or maintenance of the Subject Property for their respective periods of ownership. If and to the extent that the indemnified party has insurance coverage, or the right to make claim against any third party for any amount to be indemnified against as set forth above, the indemnified party will, upon full performance by the indemnifying party of its indemnification obligations, assign such rights to the indemnifying party. If such rights are not assignable, the indemnified party will diligently pursue such rights by appropriate legal action or proceeding and assign the recovery and/or right of recovery to the indemnifying party to the extent of the indemnification payment made by such party. The provisions of this Section shall survive Closing and execution and delivery of the Deed.

     16. Assignment. Purchaser may assign its rights under this Agreement without the prior written consent of Seller to effectuate a like-kind exchange of real property under Section 1031 of the Internal Revenue Code of 1986, as amended. Purchaser agrees to cooperate with Seller in effecting such like-kind exchange.

     17. Notices. Any notice or other communication in connection with this Agreement shall be in writing and shall be sent by United States certified mail, return receipt requested, postage prepaid, by nationally recognized overnight courier guarantee next day delivery, by telecopy or facsimile transmission, or by personal delivery, properly addressed as follows:

          If to Seller:                      TCTB Partners, Ltd
                                             303 W. Wall, Suite 1700
                                             Midland, Texas 79701
                                             Attn: Jon Morgan

          If to SES:                         S.E.S. Investments, Ltd.
                                             P.O. Box 10886
                                             Midland, Texas 79702
                                             Attn:  Wes Perry

          If to Hampshire:                   Hampshire Plaza Garage, LLC
                                             102 West Main Street
                                             Stanford, Kentucky 40484
                                             Attn:  Doug Ditto

     All notices shall be deemed given three (3) business days following deposit in the United States mail with respect to certified or registered letters, one

(1) business day following deposit if delivered to an overnight courier guaranteeing next day delivery and on the same day if sent by personal delivery or by telecopy or facsimile transmission (with proof of transmission). Attorneys for each party shall be authorized to give notices for each such party. Any party may change its address for the service of notice by giving written notice of such change to the other party, in any manner above specified.

     18. Captions. The section headings or captions appearing in this Agreement are for convenience only, are not a part of this Agreement, and are not to be considered in interpreting this Agreement.

     19. Entire Agreement; Modification. This Agreement and the Distribution Agreement constitutes the entire agreement between the parties with respect to the subject matter herein contained, and all prior negotiations, discussions, writings and agreements between the parties with respect to the subject matter herein contained are superseded and of no further force and effect. No covenant, term or condition of this Agreement shall be deemed to have been waived by either party, unless such waiver is in writing signed by the party charged with such waiver.

     20. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     21. Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     22. Severability. The unenforceability or invalidity of any provisions hereof shall not render any other provision herein contained unenforceable or invalid.

     23. Time of Essence. Time is of the essence of this Agreement.

     24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     25. Exhibits. The following exhibits are made a part hereof, with the same force and effect as if specifically set forth herein:

     Exhibit A -    Legal Description
     Exhibit B -    Schedule of Leases
     Exhibit C -    Form of General Warranty Deed
     Exhibit D -    Form of Bill of Sale
     Exhibit E -    Assignment of Contracts
     Exhibit F -    Assignment of Leases
     Exhibit G -    Form of Notice to Tenants
     Exhibit H -    Management Agreement

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                SELLERS:

                                                TCTB Partners, Ltd.
                                                By: TCTB Company, Inc.,
                                                its sole general partner


                                                By:_____________________________
                                                   Jon Morgan, President



                                                TCTB COMPANY, INC.
                                                By:_____________________________
                                                   Jon Morgan, President

                                                AMEN PROPERTIES, INC.

                                                By:_____________________________


                                                ________________________________
                                                DALE A. BROWN

                                                ________________________________
                                                CARY D. BROWN


                                                MCGRAW BROTHERS INVESTMENTS

                                                By:_____________________________


                                                ________________________________
                                                KYLE STALLINGS

                                                ________________________________
                                                JOHN NORWOOD

                                                ________________________________
                                                JON MORGAN

                                                PURCHASERS:

                                                S.E.S.
                                                Investments, Ltd.
                                                By: S.E.S. Operating, Inc.,
                                                its general partner


                                                By:_____________________________
                                                   Wes Perry, President

                                                Hampshire Plaza Garage, LLC

                                                By Universal Guaranty Life
                                                Insurance Company, Member


                                                By:_____________________________
                                                   Doug Ditto, Assistant V. P.

                                    EXHIBIT A

                                Legal Description


Bank of America Building
Garage and Motor Bank Building
303 West Wall Street, and 400 N. Loraine Street
Midland Texas 79701


COMPLETE PROPERTY DESCRIPTION: Situated in Midland County, Texas, to wit:

TRACT ONE: Being ALL OF BLOCK SEVEN (7) of ORIGINAL TOWN of Midland, Midland County, Texas, according to the map or plat thereof recorded in Volume 3, Page 232 of he Deed Records of Midland County, Texas, together with the North-South alley extending through said Block which alley was abandoned by the City of Midland by ordinance No. 5081 dated August 24, 1976 and conveyed by the City of Midland by Quit Claim Deed to the First National Bank of Midland, Texas dated December 10, 1982 but effective as of September 2, 1976 and now recorded in Volume 765, Page 308; and by Quit Claim Deed executed by the City of Midland to Texas Employment Commission, State of Texas, dated December 10, 1982 but effective as of September2, 1976, and now recorded in volume 765, page 310, both in the Deed Records of Midland County, Texas.

TRACT TWO: Being ALL OF BLOCK SIXTY FOUR (64) of ORIGINAL TOWN of Midland, Midland County, Texas, according to the map or plat thereof recorded in Volume 3, page 232 of the Deed Records of Midland County, Texas, together with the North-South alley extending through said Block, which alley was abandoned by the City of Midland by Ordinance No. 4532, dated October 29, 1970 and conveyed by the City of Midland, Texas, by Quit Claim Deed to The First National Bank of Midland, Texas, dated October 29, 1970 and now recorded in Volume 765, Page 306 of the Deed Records of Midland County, Texas.

TRACT THREE: Being ALL OF LOTS THIRTEEN (13), FOURTEEN (14), FIFTEEN (15), SIXTEEN (16), SEVENTEEN (17), EIGHTEEN (18), BLOCK SIXTY FIVE (65) of ORIGINAL TOWN of Midland, Midland County, Texas, according to the map or plat thereof recorded in Volume 3, Page 232 of the Deed Records of Midland County, Texas, and being all the property bounded on the north by a twenty foot alley, on the east by a twenty foot alley, on the south by West Missouri Avenue - an eighty foot right of way, and on the west by South Colorado Street - an eighty foot right of way.

TRACT FOUR: All of the EASEMENT ESTATE in and to and over the air space rights, and all other rights, titles and interests granted by the City of Midland, Texas, pursuant to that certain Air Space Easement Agreement dated April 1, 1976, recorded in Volume 764, Page 710 of the Deed Records of Midland County,
Texas: Texas: said Air Space Easement Agreement covering property fully described as follows:

A 12,000-square foot strip of land located on South Colorado Street at its intersection with West Missouri Avenue, more fully described by metes and bounds as follows:

BEGINNING at the southwest corner of Block 64, Original Town of Midland, Midland County, Texas, the same being the intersection of the west right of way line of South Colorado Street with the north right of way line of west Missouri Avenue and the southwest corner of this tract:

THENCE North 150 Feet along on the east line of Block 64, and the west right of way line of South Colorado Street to a point for the northwest corner of this tract:

THENCE East 80 Feet to a point in the west line of Block 65 Original Town, the same being the east right of way line of South Colorado Street, and the southwest corner of the 20 foot alley running east and west through Block 65, and the northeast corner of this tract:

THENCE South 150 Feet along the west line of Block 65 and the east right of way line of South Colorado Street to its intersection with the north right of way line of West Missouri Avenue and the southeast corner of this tract;

THENCE West 80 Feet to the PLACE OF BEGINNING


CENTURY PLAZA BUILDING
306 West Wall Street
Midland, Texas

TRACT ONE: BEING SOUTH 115 FEET OF THE W/2 OF LOT 14 AND THE SOUTH 15 FEET OF LOT 15 BLOCK 56, ORIGINAL TOWN, and addition to the City of Midland County, Texas, according to the map or plant thereof as recorded in Volume 3, Page 232, Deed Records Midland County, Texas.

TRACT TWO: BEING AIRSPACE COLUME ONE: THE WEST 15 FEET OF THE E/2 OF THE SOUTH 115 FEET OF LOT 14 BLOCK 56, ORIGINAL TOWN of Midland County, Texas, but not below a elevation of 2,791.93 feet above sea level but not above an elevation of 2,954.18 feet above sea level;

AIRSPACE COLUMN TWO: THE SOUTH 15 FEET OF THE NORTH 35 FEET OF LOT 15, AND THE SOUTH 15 FEET OF THE NORTH 35 FEET OF THE W/2 OF LOT 14, BLOCK 56 ORIGINAL TOWN of Midland County, Texas, from but not below an elevation of 2,792.93 feet above sea level but not above an elevation of 2,954.18 feet above sea level.

                                    EXHIBIT B

                          Schedule of Leases/Rent Roll

                                    EXHIBIT C

                          Form of General Warranty Deed


                              GENERAL WARRANTY DEED
                              ---------------------



STATE OF TEXAS          ss.
                        ss.
COUNTY OF MIDLAND       ss.

     TCTB COMPANY, INC., a Texas corporation, AMEN PROPERTIES, INC., A Delaware corporation, DALE A. BROWN, CARRY D. BROWN, MCGRAW BROTHERS INVESTMENTS, a Texas general partnership, KYLE STALLINGS, JOHN NORWOOD and JOHN MORGAN, and TCTB PARTNERS, LTD, a Texas limited partnership (collectively referred to as "Grantor") for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) paid in cash to Grantor by the Grantee herein named, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY UNTO HAMPSHIRE PLAZA GARAGE, LLC., a New Hampshire limited liability company ("Hampshire") whose mailing address is 102 West Main Street, Stanford, Kentucky 40484, and S.E.S. INVESTMENTS, LTD., a Texas limited partnership ("SES") whose mailing address is P.O. Box 10886, Midland, Texas 79702 (Hampshire and SES are collectively referred to as "Grantees"), the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY UNTO Grantees an undivided 75% interest in and to those certain parcels of real estate located at 303 West Wall, 310 West Wall and 400 N. Loraine, in Midland, Texas, legally described on Exhibit A attached hereto and made a part hereof (the "Lands"), together with (i) all building structures, improvements and fixtures owned by Seller located on the Lands ("Improvements"), and (ii) all rights, privileges, easements, reversions, water rights, development rights, air rights, servitudes and appurtenances thereunto belonging or appertaining, and all right, title and interest of Grantor, if any, in and to the streets, alleys and rights-of-way adjacent to the Land and the Improvements (the "Appurtenant Rights"), such interests to be owned an undivided 65% by Hampshire and an undivided 10% by SES.

     TO HAVE AND TO HOLD the Lands and the Improvements unto Grantees, and their successors and assigns, in fee simple forever.

     Grantor WILL WARRANT AND FOREVER DEFEND, all and singular the Lands and the Improvements unto Grantees, their successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

     With respect to the Appurtenant Rights, Grantor is hereby only granting, selling and conveying to Grantee Grantor's right, title and interest in and to same without warranty (whether statutory, express or implied).

     Each Grantor's liability for the Warranty of Title contained in this Deed shall be joint and several and shall be binding on said Grantee and his or its respective heirs, executors, administrators, successors and assigns to the fullest extent permitted by applicable law.

     WITNESS WHEREOF, Grantor has executed this Warranty Deed to be effective as of the 29th day of September, 2006.

                                                GRANTOR
                                                -------

                                                TCTB Partners, Ltd.
                                                By: TCTB Company, Inc.,
                                                its sole general partner


                                                By:_____________________________
                                                   Jon Morgan, President



                                                TCTB COMPANY, INC.
                                                By:_____________________________
                                                   Jon Morgan, President

                                                AMEN PROPERTIES, INC.

                                                By:_____________________________


                                                ________________________________
                                                DALE A. BROWN

                                                ________________________________
                                                CARY D. BROWN


                                                MCGRAW BROTHERS INVESTMENTS

                                                By:_____________________________


                                                ________________________________
                                                KYLE STALLINGS

                                                ________________________________
                                                JOHN NORWOOD

                                                ________________________________
                                                JON MORGAN

STATE OF TEXAS          ss.
                        ss.
COUNTY OF MIDLAND       ss.

     The foregoing instrument was acknowledged before me this ___ day of _____________, 2006, by Jon Morgan, the President of TCTB Company, Inc, as general partner of TCTB Partners, Ltd., on behalf of said limited partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of ________________, 2006.

                                 ___________________________________________
                                 Notary Public in and for the State of Texas
                                 My commission expires:_______________
STATE OF TEXAS          ss.
                        ss.
COUNTY OF MIDLAND       ss.

     The foregoing instrument was acknowledged before me this ___ day of _____________, 2006, by Jon Morgan, the President of TCTB Company, Inc., a Texas corporation on behalf of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of ________________, 2006.

                                 ___________________________________________
                                 Notary Public in and for the State of Texas
                                 My commission expires:_______________

STATE OF TEXAS          ss.
                        ss.
COUNTY OF MIDLAND       ss.

     The  foregoing  instrument  was  acknowledged  before  me  this  ___ day of
_____________,      2006,      by      ______________________________,       the
_______________________ of AMEN PROPERTIES, INC.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of ________________, 2006.

                                 ___________________________________________
                                 Notary Public in and for the State of Texas
                                 My commission expires:_______________

STATE OF TEXAS          ss.
                        ss.
COUNTY OF MIDLAND       ss.

     The foregoing instrument was acknowledged before me this ___ day of _____________, 2006, by DALE A. BROWN.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of ________________, 2006.

                                 ___________________________________________
                                 Notary Public in and for the State of Texas
                                 My commission expires:_______________

STATE OF TEXAS          ss.
                        ss.
COUNTY OF MIDLAND       ss.

     The foregoing instrument was acknowledged before me this ___ day of _____________, 2006, by CARY D. BROWN.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of ________________, 2006.

                                 ___________________________________________
                                 Notary Public in and for the State of Texas
                                 My commission expires:_______________

STATE OF TEXAS          ss.
                        ss.
COUNTY OF MIDLAND       ss.

     The  foregoing  instrument  was  acknowledged  before  me  this  ___ day of
_____________,      2006,      by      ______________________________,       the
_______________________ of MCGRAW BROTHERS INVESTMENTS, a Texas general partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of ________________, 2006.

                                 ___________________________________________
                                 Notary Public in and for the State of Texas
                                 My commission expires:_______________

STATE OF TEXAS          ss.
                        ss.
COUNTY OF MIDLAND       ss.

     The foregoing instrument was acknowledged before me this ___ day of _____________, 2006, by KYLE STALLINGS.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of ________________, 2006.

                                 ___________________________________________
                                 Notary Public in and for the State of Texas
                                 My commission expires:_______________


STATE OF TEXAS          ss.
                        ss.
COUNTY OF MIDLAND       ss.

     The foregoing instrument was acknowledged before me this ___ day of _____________, 2006, by JOHN NORWOOD.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of ________________, 2006.

                                 ___________________________________________
                                 Notary Public in and for the State of Texas
                                 My commission expires:_______________

STATE OF TEXAS          ss.
                        ss.
COUNTY OF MIDLAND       ss.

     The foregoing instrument was acknowledged before me this ___ day of _____________, 2006, by JON MORGAN.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ___ day of ________________, 2006.

                                 ___________________________________________
                                 Notary Public in and for the State of Texas
                                 My commission expires:_______________

                                    EXHIBIT D

                              Form of Bill Of Sale

                                  Bill of Sale

     THIS BILL OF SALE ("Bill of Sale") is executed this 29th day of September 2006, by TCTB COMPANY, INC., a Texas corporation AMEN PROPERTIES, INC., A Delaware corporation, DALE A. BROWN, CARRY D. BROWN, MCGRAW BROTHERS INVESTMENTS, a Texas general partnership, KYLE STALLINGS, JOHN NORWOOD and JOHN MORGAN, collectively referred to as ("Seller"), in favor of Hampshire Plaza Garage, LLC., a New Hampshire limited liability company ("Hampshire") and S.E.S. Investments, Ltd., a Texas limited partnership ("SES") (Hampshire and SES are collectively referred to as "Purchaser")

     1. Reference to Purchase Agreement. Reference is made to that certain Purchase Agreement dated as of September 29, 2006, by and between Seller and Purchaser, pursuant to which Seller has agreed to sell to Purchaser, and Purchaser has agreed to purchase from Seller, the improved real property and other assets described therein ("Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

     2. Sale. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers to Purchaser an undivided 75% interest in Seller's right, title and interest in the Personal Property.

     3. Disclaimer of Warranties. Seller makes no warranties or representations as to the Personal Property. AMONG OTHER THINGS, ALL WARRANTIES OF QUALITY, FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY ARE HEREBY EXPRESSLY DISCLAIMED AND EXCLUDED.

     In witness whereof Seller has executed this Bill of Sale the day and year first above written.SELLERS:

                                                TCTB Partners, Ltd.
                                                By: TCTB Company, Inc.,
                                                its sole general partner


                                                By:_____________________________
                                                   Jon Morgan, President



                                                TCTB COMPANY, INC.
                                                By:_____________________________
                                                   Jon Morgan, President

                                                AMEN PROPERTIES, INC.

                                                By:_____________________________


                                                ________________________________
                                                DALE A. BROWN

                                                ________________________________
                                                CARY D. BROWN


                                                MCGRAW BROTHERS INVESTMENTS

                                                By:_____________________________


                                                ________________________________
                                                KYLE STALLINGS

                                                ________________________________
                                                JOHN NORWOOD

                                                ________________________________
                                                JON MORGAN

                                    Exhibit E
                             Assignment of Contracts

                                    Exhibit F
                              Assignment of Leases

                                    Exhibit G
                                Notice to Tenants

                                    Exhibit H
                              Management Agreement